UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2023

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500
Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01	Changes in Registrant’s Certifying Accountant

On March 30, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of California BanCorp (the “Company”) approved the appointment of Elliott Davis LLC (“Elliott”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2023, and related interim periods, subject to completion of Elliot’s standard client acceptance procedures and the execution of an engagement agreement. Prior to appointing Elliot, the Audit Committee conducted a review process to consider the Company’s independent registered public accounting firm for the year ending December 31, 2023 and several firms, including Crowe LLP (“Crowe”), participated in the process.

In addition, on March 30, 2023, in connection with its selection of Elliott, the Audit Committee approved the dismissal of Crowe as the Company’s independent registered public accounting firm, effective as of that date.

Crowe’s reports on the Company’s financial statements for each of the two fiscal years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through the March 30, 2023, there were no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreement in its reports. During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through the March 30, 2023, there were no “reportable events,” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Crowe with a copy of this report and requested that Crowe provide a letter addressed to the Securities and Exchange Commission indicating whether or not it agrees with the disclosures contained herein and, if not, the respects in which it does not agree. A copy of Crowe’s letter, dated April 4, 2023, is filed as Exhibit 16.1 to this report.

During the fiscal years ended December 31, 2022 and 2021 and the subsequent interim period through March 30, 2023, neither the Company nor anyone acting on its behalf consulted with Elliot regarding any matter or event that would require disclosure under Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter from Crowe LLP to the Securities and Exchange Commission dated April 4, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: April 5, 2023	By:	/s/ THOMAS A. SA
Thomas A. Sa President, Chief Financial Officer and Chief Operating Officer